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                       BERGER INSTITUTIONAL PRODUCTS TRUST
                            BERGER IPT - GROWTH FUND
                       BERGER IPT - GROWTH AND INCOME FUND


                         SUPPLEMENT DATED JULY 28, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 2000


         Effective August 7, 2000, Berger LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III will be appointed portfolio manager of the Berger IPT - Growth Fund, succeeding former manager Tino R. Sellitto. Also effective August 7, 2000, Berger LLC Vice President Steven L. Fossel will be appointed interim portfolio manager of the Berger IPT - Growth and Income Fund, succeeding former manager Tino R. Sellitto until a successor manager is appointed.

         The section "Organization of the Funds" of the Prospectus is amended accordingly.